                                 EXHIBIT H

                         LOCK-UP/LEAK-OUT AGREEMENTS



                        LOCK-UP/LEAK-OUT AGREEMENT #1

     WHEREAS, pursuant to a Plan and Agreement of Reorganization dated December 20, 2000 between TelNet World Communications, Inc., 886510 Alberta Ltd., and GiveMePower Inc. and as further amended in an agreement dated April 17, 2001, the parties identified in Schedule "A" hereby agreed to a lock-up/leak-out agreement on their shares of common stock of TelNet World Communications, Inc. ("TWCI").

     THEREFORE BE IT RESOLVED, the parties hereby accept the lock-up/leak-out agreement as represented in Schedule "A".

     Dated May 7, 2001


     TELNET WORLD COMMUNICATIONS, INC.



     /s/_______________________________________
     BILL WALTON, DIRECTOR, PRESIDENT & CEO



     SCHEDULE "A"

     Section (i)

     Each party agrees that its free-trading shares will be leaked-out as specified below.

Name of Lock-up Party                        Number of Shares to be Locked Up
---------------------                        --------------------------------
Seville Consulting, Inc.                               120,000
Power Network, Inc.                                    120,000
BAF Consulting, Inc.                                   142,844
Ashley Martinez                                        104,525
YT2K, Ltd.                                              65,354
James Archuletta                                       125,000
ARB Consulting, Inc.                                   139,192
Network Marketing Resources, Inc.                      150,000
     TOTAL                                             966,915

     The leak-out period is for a 24 month period commencing April 17, 2001 whereby the parties identified above hereby agree, in the aggregate, not to sell more than the following amounts of shares of TWCI common stock.

     - 34,096 shares per month or 5% of the prior month's trading volume, whichever is greater.

     - After the 24 month period has lapsed, the company shall direct the transfer agent to release the remaining free-trading shares to the shareholders herein, if applicable.

     TWCI management reserves the right, at their sole discretion, to increase the number of shares to be leaked out and/or decrease the leak-out period.

Section (ii)

     Each party agrees that its free-trading shares will be leaked-out as specified below.

Name of Lock-up Party                        Number of Shares to be Locked Up
---------------------                        --------------------------------
MSI Services, Inc.                                     100,000

     - 25,000 shares to be released upon waiver of all of the conditions precedent as set out in the December 20, 2000 Plan and Agreement of Reorganization;

     - 25,000 shares to be released upon the listing of TWCI as a registered trading company on the OTC Bulletin Board (the "Listing Date");

     - 25,000 shares to be released upon 45 days from the Listing Date;

     - 25,000 shares to be released upon 90 days from the Listing Date.

     TWCI management reserves the right, at their sole discretion, to increase the number of shares to be leaked out and/or decrease the leak-out period.

Section (iii)

     Each party agrees that its free-trading shares will be leaked-out as specified below.

Name of Lock-up Party                        Number of Shares to be Locked Up
---------------------                        --------------------------------
Seville Consulting, Inc.                               100,000
BAF Consulting, Inc.                                   100,000
Thomas F. Pierson, P.C.                                 90,000

     TOTAL                                             290,000

     The leak-out period is for a 24 month period commencing April 17, 2001 whereby the parties identified above hereby agree, in the aggregate, not to sell more than the following amounts of shares of TWCI common stock.

     - 5% of the prior month's trading volume or 4.2% of the share total above, whichever is greater.

     - After the 24 month period has lapsed, the company shall direct the transfer agent to release the remaining free-trading shares to the shareholders herein, if applicable.

     TWCI management reserves the right, at their sole discretion, to increase the number of shares to be leaked out and/or decrease the leak-out period.